UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2021

Phillips Edison & Company, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-54691	27-1106076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11501 Northlake Drive Cincinnati, Ohio	45249
(Address of principal executive offices)	(Zip Code)

(513) 554-1110
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to 2020 Omnibus Incentive Plan

As reported below in Item 5.07, on June 18, 2021, the stockholders of Phillips Edison & Company, Inc. (the “Company”) approved the amendment (the “Plan Amendment”) to the 2020 Omnibus Incentive Plan (the “Plan”). Approval of the Plan Amendment was included as Proposal 3 in the Company’s definitive proxy statement on Schedule 14A for the 2021 annual meeting of stockholders, filed with the Securities and Exchange Commission on April 9, 2021 (the “Proxy Statement”).

The Plan Amendment increases the number of shares of the Company’s common stock, $0.01 par value per share, available for issuance under the Plan and implements a number of other changes.

The terms of the Plan Amendment are described in more detail in Proposal 3 of the Proxy Statement, which description is incorporated herein by reference. The description of the Plan Amendment contained herein and incorporated by reference from the Proxy Statement is qualified in its entirety by reference to the full text of the Plan Amendment, which is attached as Appendix A to the Proxy Statement and is incorporated herein by reference.

Indemnification Agreement

The board of directors of the Company has approved and adopted a form of indemnification agreement and the Company intends to enter into such agreement with its directors and executive officers. The form of indemnification agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 18, 2021, the Company held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders: (i) elected all eight directors to serve until the annual meeting in 2022 and until their successors are duly elected and qualified; (ii) approved, on an advisory basis, the compensation paid to the Company's named executive officers (“Say on Pay”); (iii) approved the Plan Amendment; (iv) approved the proposed amendment to the Company’s charter; and (v) ratified the selection of Deloitte & Touche LLP as the Company's independent auditor for fiscal year 2021. The final voting results are below.

Proposal 1: Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Jeffrey S. Edison	153,380,680	9,907,548	11,622,035
Leslie T. Chao	153,273,535	10,014,693	11,622,035
Elizabeth Fischer	153,752,482	9,535,746	11,622,035
Paul J. Massey, Jr.	153,084,890	10,203,338	11,622,035
Stephen R. Quazzo	153,085,614	10,202,614	11,622,035
Jane Silfen	153,513,460	9,774,768	11,622,035
John A. Strong	153,545,434	9,742,794	11,622,035
Gregory S. Wood	153,653,683	9,634,545	11,622,035

Proposal 2: Say on Pay

For	Against	Abstain	Broker Non-Votes
131,916,126	16,511,618	14,860,484	11,622,035

Proposal 3: Approval of the Plan Amendment

For	Against	Abstain	Broker Non-Votes
135,892,745	13,291,447	14,104,036	11,622,035

Proposal 4: Approval of Proposed Amendment to the Charter

For	Against	Abstain	Broker Non-Votes
142,746,842	8,479,931	12,061,455	11,622,035

Proposal 5: Ratification of Auditor

For	Against	Abstain	Broker Non-Votes
164,773,214	3,461,405	6,675,644	—

Item 7.01    Regulation FD Disclosure.

On June 14, 2021, the board of directors of the Company unanimously approved distributions for June 2021 to its stockholders of record at the close of business on June 15, 2021 equal to a monthly amount of $0.02833333 per share of the Company’s common stock. The Company’s June 2021 distribution is expected to be made on or around July 1, 2021.

Item  9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
10.1
First Amendment to Phillips Edison & Company, Inc. 2020 Omnibus Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 9, 2021)

10.2	Form of Indemnification Agreement between the Company and each of its Directors and Executive Officers
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON & COMPANY, INC.
Dated: June 21, 2021	By:	/s/ Tanya E. Brady
Tanya E. Brady
General Counsel and Secretary